Exhibit 99.1

Groupon Announces $80.0 Million Fully Backstopped Rights Offering for Common Stock

CHICAGO – November 9, 2023 - Groupon, Inc. (NASDAQ: GRPN) (the “Company”) announced today that the Company’s Board of Directors (the “Board”) has approved an $80.0 million fully backstopped rights offering (the “Rights Offering”) available to all holders of record of the Company’s common stock, par value $0.0001 (“Common Stock”), as of 5:00 p.m., New York City time, on November 20, 2023 (the “Record Date”).

The Rights Offering will be made through the distribution to all holders of record of Common Stock as of the Record Date of non-transferable basic subscription rights to purchase shares of Common Stock at a subscription price of $11.30 per share and otherwise on such terms and subject to such conditions as may be required to comply with any applicable Nasdaq Global Select Market stock exchange rules and regulations. The Company expects to receive gross proceeds of $80.0 million, less expenses related to the Rights Offering. The Rights Offering is currently expected to commence promptly after the Record Date and expire at 5:00 p.m., New York City time, on January 17, 2024 (the “Expiration Date”).

The Rights Offering is fully backstopped by Pale Fire Capital SICAV a.s. (the “Backstop Party”), an entity affiliated with Dusan Senkypl, the Company’s Interim Chief Executive Officer and a member of the Board, and Jan Barta, a member of the Board. The Backstop Party has committed to (i) fully exercise its basic subscription rights prior to the Expiration Date and (ii) fully purchase any and all unsubscribed shares in the Rights Offering following the Expiration Date at a price of $11.30 per share and on the same terms and conditions as other rights holders.

The Company intends to use the proceeds from the Rights Offering for general corporate purposes, which may include the repayment of debt.

The Rights Offering will be made pursuant to the Company’s existing effective shelf registration statement on Form S-3 (Reg. No. 333-273533) on file with the Securities and Exchange Commission (the “SEC”) and a prospectus supplement (and the accompanying base prospectus) to be filed with the SEC prior to the commencement of the Rights Offering. The Company reserves the right to extend, amend or terminate the planned Rights Offering, subject to certain conditions, at any time.

The Rights Offering will include an over-subscription privilege to permit each rights holder that exercises its basic subscription rights in full to purchase additional shares of Common Stock (if any) that remain unsubscribed on the Expiration Date. The availability of the over-subscription privilege will be subject to certain terms and restrictions to be set forth in the prospectus supplement. If the aggregate subscriptions (basic subscriptions plus over-subscriptions) exceed the number of shares of Common Stock offered in the Rights Offering, then the aggregate over-subscription amount will be pro-rated among the holders exercising their respective over-subscription privileges based on the basic subscription amounts of such holders.

The information herein is not complete and is subject to change. This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the basic subscription rights, Common Stock or any other securities, nor will there be any sale of the basic subscription rights, Common Stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. This document is not an offering, which can only be made by the prospectus supplement (and the accompanying base prospectus), which will contain information about the Company and the Rights Offering, and should be read carefully before investing. For any questions or further information about the Rights Offering, or to obtain a copy of the prospectus supplement (and the accompanying base prospectus), when available, please contact Kroll Issuer Services (US), which will be acting as the information agent for the Rights Offering, at (844) 369-8502 (Toll-Free) or (646) 651-1193 (International), or via email at groupon@is.kroll.com.

About Groupon

Groupon (www.groupon.com) (NASDAQ: GRPN) is a trusted local marketplace where consumers go to buy services and experiences that make life more interesting and deliver boundless value. To find out more about Groupon, please visit press.groupon.com.

Contacts:

Investor Relations:
ir@groupon.com
Public Relations:
Emma Coleman
press@groupon.com
Note on Forward-Looking Statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s future results of operations and financial position, business strategy and plans and the Company’s objectives for future operations and future liquidity. The words "may," "will," "should," "could," "expect," "anticipate," "believe," "estimate," "intend," "continue" and other similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on current expectations and projections about future events and financial trends that we believe may affect the Company’s financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs, including, without limitation, the Company’s expectations regarding the proposed Rights Offering, including the size, timing, price, and use of proceeds. These forward-looking statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the Company’s forward-looking statements. Factors that may cause such differences include prevailing market conditions, the Company’s ability to launch the Rights Offering as expected, whether holders of record will exercise their rights to purchase Common Stock and the amount subscribed, and whether the Company will be able to successfully complete the Rights Offering, in addition to (without limitation), the Company’s ability to execute, and achieve the expected benefits of, the Company’s go-forward strategy; execution of the Company’s business and marketing strategies; volatility in the Company’s operating results; challenges arising from the Company’s international operations, including fluctuations in currency exchange rates, legal and regulatory developments in the jurisdictions in which the Company operates and geopolitical instability resulting from the conflicts in Ukraine and the Middle East; global economic uncertainty, including as a result of inflationary pressures, ongoing impacts from the COVID-19 pandemic and labor and supply chain challenges; retaining and adding high quality merchants and third- party business partners; retaining existing customers and adding new customers; competing successfully in the Company’s industry; providing a strong mobile experience for the Company’s customers; managing refund risks; retaining and attracting members of the Company’s executive and management teams and other qualified employees and personnel; customer and merchant fraud; payment-related risks; the Company’s reliance on email, internet search engines and mobile application marketplaces to drive traffic to the Company’s marketplace; cybersecurity breaches; maintaining and improving the Company’s information technology infrastructure; reliance on cloud-based computing platforms; completing and realizing the anticipated benefits from acquisitions, dispositions, joint ventures and strategic investments; lack of control over minority investments; managing inventory and order fulfillment risks; claims related to product and service offerings; protecting the Company’s intellectual property; maintaining a strong brand; the impact of future and pending litigation; compliance with domestic and foreign laws and regulations, including the CARD Act, GDPR, CPRA, other privacy-related laws and regulations of the Internet and e-commerce; classification of the Company’s independent contractors, agency workers or employees; the Company’s ability to remediate its material weakness over internal control over financial reporting; risks relating to information or content published or made available on the Company’s websites or service offerings we make available; exposure to greater than anticipated tax liabilities; adoption of tax laws; the Company’s ability to use its tax attributes; impacts if we become subject to the Bank Secrecy Act or other anti-money laundering or money transmission laws or regulations; the Company’s ability to raise capital if necessary; the Company’s ability to continue as a going concern; risks related to the Company’s access to capital and outstanding indebtedness, including the Company’s convertible senior notes; the Company’s common stock, including volatility in the Company’s stock price; the Company’s ability to realize the anticipated benefits from the capped call transactions relating to the Company’s 1.125% Convertible Senior Notes due 2026; difficulties, delays or the Company’s inability to successfully complete all or part of the announced restructuring actions or to realize the operating efficiencies and other benefits of such restructuring actions; higher than anticipated restructuring charges or changes in the timing of such restructuring charges; and those risks and other factors discussed in Part I, Item 1A. Risk Factors of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Part II, Item 1A. Risk Factors of the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023, and September 30, 2023, and the Company’s other filings with the Securities and Exchange Commission (the "SEC"), copies of which may be obtained by visiting the company's Investor Relations web site at investor.groupon.com or the SEC's web site at www.sec.gov. Groupon's actual results could differ materially from those predicted or implied and reported results should not be considered an indication of future performance.

You should not rely upon forward-looking statements as predictions of future events. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. The forward-looking statements reflect the Company’s expectations as of November 9, 2023. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in the Company’s expectations.